PROSPECTUS MAY 1, 2001
                                           AS SUPPLEMENTED ON NOVEMBER 20, 2001

 [INVESTOR CLASS (written vertically)




                                                                     The Strong
                                                                         Growth
                                                                          Funds



                                 [PICTURE OF MAN HOLDING TELEPHONE]







                                         Strong Discovery Fund
                                      Strong Dow 30 Value Fund
                                            Strong Growth Fund
                                    Strong Large Cap Core Fund
                                  Strong Large Cap Growth Fund
                               Strong Mid Cap Disciplined Fund
                                       Strong Opportunity Fund







                                        STRONG [STRONG LOGO]


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?                                                                                        1

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?                                                              1

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?                                                                5

WHAT ARE THE FUNDS' FEES AND EXPENSES?                                                                           13

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?                                                    15

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

FINANCIAL HIGHLIGHTS                                                                                             20

YOUR ACCOUNT

SHARE PRICE                                                                                                      28

BUYING SHARES                                                                                                    29

SELLING SHARES                                                                                                   32

ADDITIONAL POLICIES                                                                                              34

DISTRIBUTIONS                                                                                                    36

TAXES                                                                                                            37

SERVICES FOR INVESTORS                                                                                           38

RESERVED RIGHTS                                                                                                  40

FOR MORE INFORMATION                                                                                     BACK COVER

IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

Each fund seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The DISCOVERY FUND invests, under normal conditions, in securities that its manager believes offer attractive opportunities for growth. The fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the manager believes market conditions favor fixed-income investments, the manager has the flexibility to invest a significant portion of the fund's assets in bonds. The fund would primarily invest in intermediate- and long-term investment grade bonds. To a limited extent, the fund may also invest in foreign securities. The manager may sell a holding if its growth potential or fundamental qualities change. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

((Side Box))
--------------------------------------------------------------------------
*Dow JonesSM, Dow Jones Industrial AverageSM, Dow 30SM , and DJIASM are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is based, in whole or in part, on the Dow Jones Industrial AverageSM. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the fund. Please read "Other Important Information You Should Know" for additional information.
--------------------------------------------------------------------------

The DOW 30 VALUE FUND invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average (DJIA). The fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The fund may invest up to 20% of its net assets in cash and short-term investment-grade fixed income securities. Generally, the DOW 30 VALUE FUND will not have a position in any company greater than 10% of the fund's net assets. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.

The GROWTH FUND focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when the company's growth prospects become less attractive. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The LARGE CAP CORE FUND (formerly the Strategic Growth Fund) invests, under normal conditions, primarily in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. To a limited extent, the fund may also invest in foreign securities. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

The LARGE CAP GROWTH FUND invests, under normal conditions, at least 65% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage (for example, dominant market share), and have effective management (for example, high return on invested capital). The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. To a limited extent, the fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The managers' decision to engage in this hedging strategy will reflect the managers' judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may invest in foreign securities. The fund's active trading approach may increase the fund's costs, and these additional costs may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The MID CAP DISCIPLINED FUND invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The fund defines "medium-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that are not currently reflected in the companies' stock price. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment. The fund's active trading approach may increase the fund's costs which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The OPPORTUNITY FUND invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases the analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

The  managers  of each of the funds may  invest  without  limitation  in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the DOW 30 VALUE FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to these funds if the market goes up. In this case, the funds may not achieve their investment goals.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

STOCK RISKS: Each of the fund's major risks are those of investing in the stock market. This means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

BOND RISKS: The DISCOVERY FUND maintains the flexibility to invest in bonds. To the extent it does, the fund is exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates--generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: Each of the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

MANAGEMENT RISK: Each of the funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

NONDIVERSIFIED PORTFOLIO RISK: The DOW 30 VALUE FUND is a nondiversified fund, so compared to a diversified fund, it may take larger positions in individual stocks. As a result, the shares of this fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: Each of the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the MID CAP DISCIPLINED Fund, and the OPPORTUNITY FUND invests a substantial portion of its assets in the stocks of small- and/or medium- capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

VALUE- AND GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the LARGE CAP CORE FUND invests in growth-style stocks and, to a limited extent, in value-style stocks and each of the other funds focus on either value- or growth-style stocks, each fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, the DOW 30 VALUE FUND primarily invests in stocks that the fund's manager believes are undervalued. Value stocks may not increase in price as anticipated by the fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

WRITING OPTIONS RISK: The GROWTH FUND and the LARGE CAP GROWTH FUND write put and call options. In doing so, the funds receive fees for writing the options but are exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify a fund's losses. In addition, using options in this manner may reduce a fund's opportunity for investment gain. To the extent required, the funds will cover the financial exposure created by writing put and call options. To accomplish this, the funds will either use offsetting options or futures or designate liquid assets on its books and records.

Each of the funds is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Each of the funds, except the DOW 30 VALUE FUND, has adopted a multiple class plan. The GROWTH FUND offers Investor Class shares, Advisor Class shares, and Institutional Class shares. The OPPORTUNITY FUND offers Investor Class shares and Advisor Class shares. The DISCOVERY FUND, the DOW 30 VALUE FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, and the MID CAP DISCIPLINED FUND offer Investor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance does not represent how a fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

                                Large Cap                                                     Large Cap          Mid Cap
    Year        Discovery        Growth       Opportunity       Growth       Dow 30 Value        Core            Disciplined
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1991            67.6%         33.6%            31.7%           -               -              -               -
--------------------------------------------------------------------------------------------------------------------------
    1992             1.9%          0.6%            17.4%           -               -              -               -
--------------------------------------------------------------------------------------------------------------------------
    1993            22.2%         22.5%            21.2%           -               -              -               -
--------------------------------------------------------------------------------------------------------------------------
    1994            -5.7%         -1.4%             3.2%          17.3%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
    1995            34.8%         27.0%            27.3%          41.0%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
    1996             1.5%         14.1%            18.1%          19.5%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
    1997            10.9%         24.2%            23.5%          19.1%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
    1998             7.0%         32.1%            15.5%          27.0%         16.1%             -               -
--------------------------------------------------------------------------------------------------------------------------
    1999             5.3%         59.8%            33.4%          75.1%         24.9%            29.4%           35.2%
--------------------------------------------------------------------------------------------------------------------------
    2000             4.0%         -13.4%            8.6%          -9.2%         -4.8%            -9.2%           22.8%
--------------------------------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------
Discovery                             28.0% (1st Q 1991)                   -17.4% (3rd Q 1998)
Dow 30 Value                          15.4% (4th Q 1998)                   -10.7% (3rd Q 1998)
Growth                                54.9% (4th Q 1999)                   -22.3% (4th Q 2000)
Large Cap Core                        24.7% (4th Q 1998)                    -9.8% (3rd Q 1998)
Large Cap Growth                      42.2% (4th Q 1999)                   -19.3% (4th Q 2000)
Mid Cap Disciplined                   18.4% (4th Q 1999)                   -11.3% (3rd Q 1999)
Opportunity                           17.5% (4th Q 1998)                   -14.1% (3rd Q 1998)

AVERAGE ANNUAL TOTAL RETURNS

                                                       AS OF 12-31-00
FUND/INDEX                                1-YEAR      5-YEAR      10-YEAR           SINCE FUND INCEPTION(1)
DISCOVERY                                 3.97%       5.68%        13.35%           13.61%
Russell 2000 Index(2)                     -3.02%      10.31%       15.53%           13.10%
Lipper Mid-Cap Core Funds Index(3)        6.26%       16.17%       17.95%            N/A
DOW 30 VALUE                              -4.75%        --           --             11.36%
Dow Jones Industrial Average(4)           -4.88%        --           --             12.64%
Lipper Large-Cap Value Funds Index(3)     1.95%         --           --             10.12%
GROWTH                                    -9.23%      23.48%         --             24.92%
S&P 500 Index(5)                          -9.11%      18.33%         --             18.25%
Lipper Multi-Cap Growth Funds Index(3)    12.05%      18.41%         --             17.13%
LARGE CAP CORE                            -9.19%        --           --             11.80%
S&P 500 Index(5)                          -9.11%        --           --              7.63%
Lipper Multi-Cap Core Funds Index(3)      -3.34%        --           --              8.12%
LARGE CAP GROWTH                          -13.41%     20.94%      18.22%            16.89%
S&P 500 Index(5)                          -9.11%      18.33%      17.46%            16.88%
Lipper Large-Cap Growth Funds Index(3)    -19.68%     17.85%      17.32%            16.17%
MID CAP DISCIPLINED                       22.80%        --           --             28.85%
S&P MidCap 400 Index(6)                   17.51%        --           --             16.11%
Russell Midcap Index(7)                    8.25%        --           --             13.13%
Lipper Mid-Cap Value Funds Index(3)       10.59%        --           --             11.26%
OPPORTUNITY                               8.57%       19.52%      19.62%            18.73%
S&P MidCap 400 Index(6)                   17.51%      20.41%       19.86%           17.21%
Russell Midcap Index(7)                   8.25%       16.69%       18.28%           15.33%
Lipper Multi-Cap Value Funds Index(3)     9.64%       13.69%       14.87%           13.35%

(1) THE DISCOVERY FUND, THE DOW 30 VALUE FUND, THE GROWTH FUND, THE LARGE CAP CORE FUND, THE LARGE CAP GROWTH FUND, THE MID CAP DISCIPLINED FUND, AND THE OPPORTUNITY FUND COMMENCED OPERATIONS ON DECEMBER 31, 1987, DECEMBER 31, 1997, DECEMBER 31, 1993, JUNE 30, 1998, DECEMBER 30, 1981, DECEMBER 31, 1998, AND
DECEMBER 31, 1985, RESPECTIVELY.

(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR SMALL-CAPITALIZATION STOCKS.

(3) THE LIPPER MID-CAP CORE FUNDS INDEX, THE LIPPER LARGE-CAP VALUE FUNDS INDEX, THE LIPPER MULTI-CAP GROWTH FUNDS INDEX, THE LIPPER MULTI-CAP CORE FUNDS INDEX, THE LIPPER LARGE-CAP GROWTH FUNDS INDEX, THE LIPPER MID-CAP VALUE FUNDS INDEX, AND THE LIPPER MULTI-CAP VALUE FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.

4)  THE  DOW  JONES   INDUSTRIAL   AVERAGE  IS  AN  UNMANAGED   INDEX  GENERALLY
REPRESENTATIVE OF THE U.S. STOCK MARKET.

(5) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

6) THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS.

(7) THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE MID CAP DISCIPLINED FUND AND THE OPPORTUNITY FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE S&P MIDCAP 400 INDEX. WE ARE REPLACING THIS INDEX WITH THE RUSSELL MIDCAP INDEX AS WE BELIEVE THE RUSSELL MIDCAP INDEX MORE ACCURATELY REFLECTS EACH FUND'S INVESTMENT PROGRAM.

The LARGE CAP CORE FUND'S and the MID CAP DISCIPLINED FUND'S since inception returns were significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

The Annual Fund Operating Expense table shown below is based on actual expenses incurred during the fund's fiscal period ending December 31, 2000. Please keep in mind, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                             MANAGEMENT                 OTHER                      TOTAL ANNUAL FUND
FUND                         FEES                       EXPENSES                   OPERATING EXPENSES
---------------------------- -------------------------- -------------------------- --------------------------

Discovery                    0.75%                      0.76%(1)                   1.51%
Dow 30 Value                 0.55%                      0.71%                      1.26% (2)
Growth                       0.75%                      0.45%                      1.20%
Large Cap Core               0.75%                      1.67%                      2.42% (1)
Large Cap Growth             0.55%                      0.46%(1)                   1.01%
Mid Cap Disciplined          0.75%                      1.17%(1)                   1.92%
Opportunity                  0.75%                      0.45%                      1.20%

(1)OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT TRANSFER AGENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2000 AND, WHERE APPLICABLE, TO REFLECT THE REMOVAL OF A CONTRACTUAL 2% EXPENSE CAP. TOTAL ANNUAL FUND OPERATING EXPENSES, AS RESTATED, DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE RESTATED TOTAL EXPENSES FOR THE LARGE CAP CORE FUND WERE 2.00%. WE CAN TERMINATE WAIVERS AND ABSORPTIONS FOR THIS FUND AT ANY TIME.

2)MANAGEMENT FEES AND OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT MANAGEMENT, TRANSFER AGENT, AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2000.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before any fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                                 1 YEAR             3 YEARS            5 YEARS        10 YEARS
------------------------------------ ------------------ ------------------ -------------- -------------------

Discovery                            $154               $477               $824           $1,802
Dow 30 Value                         $128               $400               $692           $1,523
Growth                               $122               $381               $660           $1,455
Large Cap Core                       $245               $755               $1,291         $2,756
Large Cap Growth                     $103               $322               $558           $1,236
Mid Cap Disciplined                  $195               $603               $1,037         $2,243
Opportunity                          $122               $381               $660           $1,455




WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

The following individuals are the funds' portfolio managers.

ROBERT J. COSTOMIRIS manages the MID CAP DISCIPLINED FUND. He has over 4 years of investment experience and is a Chartered Financial Analyst. Mr. Costomiris joined Strong in April 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

KAREN MCGRATH manages the DOW 30 VALUE FUND. Ms. McGrath has over 25 years of investment experience and is a Chartered Financial Analyst. She joined Strong as a Portfolio Manager in September 1995 and has managed the DOW 30 VALUE FUND since December 2000. From January 1994 until September 1995, she served as a Portfolio Manager of equity accounts and president of National Investment Services, Inc. (NIS). From January 1990 until December 1993, she served as a Portfolio Manager of equity accounts and vice president and senior vice president of National Investment Services of America, Inc., a predecessor organization to NIS. Ms. McGrath began her career at Loomis Sayles & Company, Inc., where she worked as a Portfolio Manager of equity accounts for over 15 years. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.

ANN M. MILETTI co-manages the STRONG OPPORTUNITY FUND. She has over five years of investment experience. Ms. Miletti joined Strong in April 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. From November 1995 to August 1998, Ms. Miletti was an equity research analyst. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.

RONALD C. OGNAR manages the GROWTH FUND and co-manages the LARGE CAP GROWTH FUND. He has over 30 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in April 1993 and has managed the GROWTH FUND since its inception in December 1993 and co-managed the LARGE CAP GROWTH FUND since April 1993. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

CHARLES A. PAQUELET manages the LARGE CAP CORE FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. He joined Strong as a securities analyst in 1989. Since 1990, he has been a Portfolio Manager of separate accounts and accounts of institutional investors. Mr. Paquelet has managed the LARGE CAP CORE FUND since October 2000. Prior to joining Strong, he was a financial analyst for B.F. Goodrich Company in 1987. Mr. Paquelet received his bachelor's degree in finance from Case Western Reserve University in 1987 and his master's of business administration in finance from Indiana University in 1989.

THOMAS J. PENCE co-manages the STRONG DISCOVERY FUND. Mr. Pence has over nine years of investment experience and is a Chartered Financial Analyst. Mr. Pence joined Strong as a Portfolio Manager in October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a health care facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his master's of business administration in finance from the University of Notre Dame in 1986 and his bachelor's degree in business from Indiana University in 1983.

IAN J. ROGERS co-manages the LARGE CAP GROWTH FUND. He has over 15 years of investment experience. Mr. Rogers joined Strong as an equity analyst in August 1993. He has co-managed the LARGE CAP GROWTH FUND since October 1994. From
December 1986 to August 1993, Mr. Rogers was an equity analyst with Kemper Financial Services. From August 1984 to November 1986, he was an equity analyst for Allstate Insurance Company. Mr. Rogers began his investment career in 1983 as an equity analyst for Comerica Bank. Mr. Rogers received his bachelor's degree in business administration from Ferris State College in 1966 and his master's of business administration in finance from Central Michigan University in 1983.

NICHOLAS B. TRUITT co-manages the STRONG DISCOVERY FUND. Mr. Truitt has over seven years of investment experience. Mr. Truitt joined Strong in October 2000 as an analyst. From January 1997 to October 2000, he was an equity analyst at Conseco Capital Management. From 1993 to 1997, Mr. Truitt was an equity analyst at T. Rowe Price. Mr. Truitt received his bachelor's degree in business from Georgetown University in 1993.

RICHARD T. WEISS co-manages the OPPORTUNITY FUND. He has over 25 years of investment experience and has managed or co-managed the OPPORTUNITY FUND since March 1991. Mr. Weiss joined Strong as a Portfolio Manager in March 1991. Prior to joining Strong, Mr. Weiss was employed by Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a Portfolio Manager in 1981. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his masters of business administration in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

To a limited extent, the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND may participate in the initial public offering (IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

THE DOW 30 VALUE FUND IS NOT SPONSORED BY DOW JONES
The DOW 30 VALUE FUND is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly. Dow Jones' only relationship to the fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial AverageSM which is determined, composed and calculated by Dow Jones without regard to the fund. Dow Jones has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund's shares to be issued or in the determination or calculation of the equation by which the fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

                            STRONG DISCOVERY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                              Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                    2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $18.64    $17.95     $17.00    $17.45    $18.96
Income From Investment Operations:
   Net Investment Income (Loss)                                  0.06     (0.17)     (0.07)    (0.16)    (0.15)
   Net Realized and Unrealized Gains on Investments              0.51      1.08       1.26      2.00      0.35
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              0.57      0.91       1.19      1.84      0.20
Less Distributions:
   From Net Investment Income                                   (0.04)       --         --        --        --
   In Excess of Net Investment Income                              --        --         --        --     (1.12)
   From Net Realized Gains                                      (2.78)    (0.22)     (0.24)    (1.90)    (0.59)
   In Excess of Net Realized Gains                                 --        --         --     (0.39)       --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (2.82)    (0.22)     (0.24)    (2.29)    (1.71)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $16.39    $18.64     $17.95    $17.00    $17.45
==============================================================================================================
RATIOS AND SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------------------------------------
   Total Return                                                  +4.0%     +5.3%      +7.0%    +10.9%     +1.5%
   Net Assets, End of Period (In Millions)                       $165      $187       $322     $383       $514
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                             1.5%      1.4%       1.3%      1.4%      1.4%
   Ratio of Expenses to Average Net Assets                        1.5%      1.4%       1.3%      1.4%      1.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets    0.3%     (0.7%)     (0.4%)    (0.9%)    (0.3%)
   Portfolio Turnover Rate                                      481.8%    214.0%     185.9%    169.9%    792.8%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.



STRONG DOW 30 VALUE FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------


                                                               Dec. 31,  Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                     2000      1999      1998
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $14.22    $11.43     $10.00
Income From Investment Operations:
   Net Investment Income                                         0.06      0.05       0.18
   Net Realized and Unrealized Gains (Losses) on Investments    (0.73)     2.79       1.43
------------------------------------------------------------------------------------------
   Total from Investment Operations                             (0.67)     2.84       1.61
Less Distributions:
   From Net Investment Income                                   (0.06)    (0.05)     (0.18)
------------------------------------------------------------------------------------------
   Total Distributions                                          (0.06)    (0.05)     (0.18)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $13.49   $ 14.22     $11.43
==========================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
   Total Return                                                  -4.8%    +24.9%     +16.1%
   Net Assets, End of Period (In Millions)                       $160     $114         $28
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     1.2%     1.1%       2.0%
   Ratio of Expenses to Average Net Assets                        1.2%     1.1%       0.1%
   Ratio of Net Investment Income to Average Net Assets           0.5%     0.6%       2.1%
   Portfolio Turnover Rate                                       87.1%    64.8%      45.7%

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

STRONG GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                              Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                    2000       1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $35.66    $23.25     $18.31    $18.50    $15.88
Income From Investment
Operations:
   Net Investment Loss                                          (0.17)    (0.18)     (0.13)   (0.08)    (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments    (3.21)    17.08       5.07     3.41      3.13
-----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (3.38)    16.90       4.94     3.33      3.10
Less Distributions:
   In Excess of Net Investment Income                              --        --         --     --        (0.02)
   From Net Realized Gains                                      (5.23)    (4.49)     (0.00)(b) (2.70)    (0.46)
   In Excess of Net Realized Gains                                 --        --         --     (0.82)      --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (5.23)    (4.49)     (0.00)(b) (3.52)    (0.48)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $27.05    $35.66     $23.25     $18.31    $18.50
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
   Total Return                                                  -9.2%    +75.1%     +27.0%    +19.1%   +19.5%
   Net Assets, End of Period (In Millions)                     $3,411    $3,354     $1,835     $1,597   $1,308
   Ratio of Expenses to Average Net Assets
   without Fees Paid Indirectly by Advisor                        1.2%      1.2%       1.3%      1.3%     1.3%
   Ratio of Expenses to Average Net Assets                        1.2%      1.2%       1.3%      1.3%     1.3%
   Ratio of Net Investment Loss to Average Net Assets            (0.6%)    (0.8%)     (0.7%)    (0.5%)    (0.2%)
   Portfolio Turnover Rate(c)                                   366.3%    324.0%     248.6%      295.7%   294.9%

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  Amount calculated is less than $0.01.
 (c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG LARGE CAP CORE FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                               Dec. 31,  Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                     2000      1999       1998(b)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.85    $11.25     $10.00
Income From Investment Operations:
   Net Investment Loss                                          (0.09)    (0.11)     (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments    (1.19)     3.41       1.28
------------------------------------------------------------------------------------------
   Total from Investment Operations                             (1.28)     3.30       1.25
Less Distributions:
   From Net Realized Gains                                      (0.17)    (0.70)        --
------------------------------------------------------------------------------------------
   Total Distributions                                          (0.17)    (0.70)        --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $12.40    $13.85     $11.25
==========================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
   Total Return                                                  -9.2%    +29.4%     +12.5%
   Net Assets, End of Period (In Millions)                         $6        $5         $3
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     2.0%      2.0%       2.0%*
   Ratio of Expenses to Average Net Assets                        2.0%      2.0%       2.0%*
   Ratio of Net Investment Loss to Average Net Assets            (0.8%)    (1.1%)     (0.5%)
   Portfolio Turnover Rate                                      154.9%    178.4%      59.7%

*  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  For the period from June 30, 1998 (inception) to December 31, 1998.


STRONG LARGE CAP GROWTH FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                      Dec. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(a)                                            2000(b)    2000      1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $45.49    $41.52    $29.10    $32.66    $31.36    $28.02
Income From Investment
Operations:
   Net Investment Income (Loss)                                          0.01     (0.16)    (0.03)     0.13      0.19      0.24
   Net Realized and Unrealized Gains (Losses) on Investments            (4.81)    12.01     12.84      3.44      6.21      4.65
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (4.80)    11.85     12.81      3.57      6.40      4.89
Less
Distributions:
   From Net Investment Income                                              --        --        --     (0.14)     (0.19)    (0.24)
   In Excess of Net Investment Income                                      --        --     (0.01)       --      (0.17)    (0.06)
   From Net Realized Gains                                              (5.92)    (7.88)    (0.38)    (6.89)     (4.74)    (1.25)
   In Excess of Net Realized Gains                                         --        --        --     (0.10)        --        --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (5.92)    (7.88)    (0.39)    (7.13)     (5.10)    (1.55)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $34.77    $45.49    $41.52    $29.10      $32.66    $31.36
================================================================================================================================
RATIOS AND SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         -10.3%    +28.1%    +44.3%    +13.6%     +23.4%    +18.0%
   Net Assets, End of Period (In Millions)                             $1,574    $1,769    $1,253    $  863      $832       $760
   Ratio of Expenses to Average Net Assets
without
     Fees Paid Indirectly by Advisor                                      1.0%*     1.0%      1.0%      1.0%       1.1%      1.1%
   Ratio of Expenses to Average Net Assets                                1.0%*     1.0%      1.0%      1.0%       1.1%      1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets            0.1%*    (0.4%)    (0.1%)     0.4%       0.6%      0.8%
   Portfolio Turnover Rate                                               68.6%    455.0%    402.3%    267.8%      404.6%    502.4%

   *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  In 2000, the fund changed its fiscal year-end from October to December.


STRONG MID CAP DISCIPLINED FUND - INVESTOR CLASS
-----------------------------------------------------------------------------------

                                                               Dec. 31,    Dec. 31,
SELECTED PER-SHARE DATA(a)                                      2000        1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.52       $10.00
Income From Investment Operations:
   Net Investment Loss                                          (0.00)(b)    (0.10)
   Net Realized and Unrealized Gains on Investments              3.00         3.62
----------------------------------------------------------------------------------
   Total from Investment Operations                              3.00         3.52
Less Distributions:
   From Net Investment Income                                   (0.06)          --
   From Net Realized Gains                                      (0.96)          --
----------------------------------------------------------------------------------
   Total Distributions                                          (1.02)          --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.50       $13.52
==================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
   Total Return                                                + 22.8%       +35.2%
   Net Assets, End of Period (In Millions)                       $18            $6
   Ratio of Expenses to Average Net Assets                        1.9%         2.0%
   Ratio of Net Investment Loss to Average Net Assets            (0.1%)       (0.9%)
   Portfolio Turnover Rate                                      300.6%       245.7%

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  Amount calculated is less than $0.01.

STRONG OPPORTUNITY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------

                                                            Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                  2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $44.69    $38.62     $37.41    $35.26     $33.35
Income From Investment Operations:
   Net Investment Income                                      0.17      0.08       0.05      0.10       0.20
   Net Realized and Unrealized Gains on Investments           3.30     12.42       5.68      7.90       5.78
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           3.47     12.50       5.73      8.00       5.98
Less Distributions:
   From Net Investment Income                                (0.17)    (0.08)     (0.05)    (0.10)     (0.20)
   In Excess of Net Investment Income                           --        --         --        --      (0.05)
   From Net Realized Gains                                   (5.64)    (6.35)     (4.47)    (5.75)     (3.82)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (5.81)    (6.43)     (4.52)    (5.85)     (4.07)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $42.35    $44.69     $38.62    $37.41     $35.26
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                               +8.6%    +33.4%     +15.5%    +23.5%     +18.1%
   Net Assets, End of Period (In Millions)                  $3,337    $2,537     $2,038    $1,925     $1,770
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                          1.2%      1.2%       1.2%      1.2%       1.3%
   Ratio of Expenses to Average Net Assets                     1.2%      1.2%       1.2%      1.2%       1.3%
   Ratio of Net Investment Income to Average Net Assets        0.5%      0.2%       0.2%      0.3%       0.6%
   Portfolio Turnover Rate(b)                                 86.5%     80.8%      86.0%     93.7%     103.3%

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES
Some of the portfolio securities of the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50
-------------------------------------------- ------------------------------------ -------------------------------------
Education IRA accounts                       $500                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
Other IRAs and UGMA/UTMA accounts            $250                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,       the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts
-------------------------------------------- ------------------------------------ -------------------------------------

PLEASE REMEMBER...
o You cannot use an Automatic Investment Plan with an Education IRA.

o If you open an employer-sponsored retirement plan account where we or one of our alliance partners provides document or administrative services, there is no initial investment minimum.

MULTIPLE CLASS PLAN
The DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND each have adopted a multiple class plan. The GROWTH FUND offers Investor Class shares, Advisor Class shares, and Institutional Class shares. The OPPORTUNITY FUND offers Investor Class shares and Advisor Class shares. The DISCOVERY FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, and the MID CAP DISCIPLINED FUND offer Investor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.

BUYING INSTRUCTIONS You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))
-----------------------------------------------
                  QUESTIONS?
-----------------------------------------------
              Call 1-800-368-3863
                24 hours a day
                 7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER...
o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call l-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER...
o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.

o    Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))
------------------------------------------------------
There may be special distribution requirements that
apply to retirement accounts.  For instructions on:
o    Roth and Traditional IRA accounts, call 1-800-368-3863.
o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.
------------------------------------------------------

((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------


ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access, at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov



This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC
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Strong Discovery Fund,  Inc., SEC file number:  811-5341
Strong Dow 30 Value Fund, a series of Strong  Equity Funds,  Inc.,
SEC file number: 811-8100
Strong Growth Fund, a series of Strong  Equity Funds,  Inc.,
SEC file  number:  811-8100
Strong  Large Cap Core Fund,  a series of Strong Equity Funds, Inc.,
SEC file number:  811-8100
Strong Large Cap Growth Fund, Inc., SEC file number 811-3254
Strong Mid Cap Disciplined Fund, a series of Strong Equity Funds, Inc.,
SEC file number: 811-8100
Strong  Opportunity  Fund, a series of Strong  Opportunity Fund, Inc.,
SEC file number: 811-3793